                                                                     EXHIBIT 4.3

            COMMON STOCK                                COMMON STOCK
           $.10 PAR VALUE                              $.10 PAR VALUE

    INCORPORATED UNDER THE LAWS
      OF THE STATE OF DELAWARE                        CUSIP 25179M 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE IN
         CHARLOTTE, NC AND
            NEW YORK, NY

                            DEVON ENERGY CORPORATION

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Devon Energy Corporation (hereinafter called the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ J. Larry Nichols
----------------------------------
President

/s/ Janice A. Dobbs
----------------------------------
Secretary

             CORPORATE
                SEAL
      DEVON ENERGY CORPORATION
              DELAWARE

COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
(CHARLOTTE, NC)              TRANSFER AGENT
                             AND REGISTRAR
BY
----------------------------------
AUTHORIZED SIGNATURE



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                            DEVON ENERGY CORPORATION

      The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a certain rights agreement (the "Rights Agreement") between the Corporation and the Transfer Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by or transferred to any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), and certain transferees thereof, will become null and void and will no longer be transferable.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                      UNIF GIFT MIN ACT -       Custodian
                                                         ------          -------
TEN COM - as tenants in common                           (Cust)          (Minor)
TEN ENT - as tenants by the entireties     Under Uniform Gifts to Minors Act
JT TEN - as joint tenants with rights
of survivorship and not as tenants in           ------------------------
common                                                   (State)

     Additional abbreviations may also be used though not in the above list.

      For value received,               hereby sell, assign and transfer unto
                          -------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
                                     -------------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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                                                                          shares
--------------------------------------------------------------------------
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       -----------------------------
                                         X
                                          -----------------------------------
                                                     (SIGNATURE)

                NOTICE:

           THE SIGNATURE(S) TO THIS
           ASSIGNMENT MUST CORRES-
           POND WITH THE NAME(S) AS
           WRITTEN UPON THE FACE OF
           THE CERTIFICATE IN EVERY
           PARTICULAR WITHOUT ALTER-
           ATION OR ENLARGEMENT          X
           OR ANY CHANGE WHATEVER         -----------------------------------
                                                     (SIGNATURE)

                                         THE SIGNATURE(S) MUST BE GUARANTEED
                                         BY AN "ELIGIBLE GUARANTOR INSTITUTION"
                                         AS DEFINED IN RULE 17Ad-15 UNDER THE
                                         SECURITIES EXCHANGE ACT OF 1934, AS
                                         AMENDED.

                                         ------------------------------------
                                         SIGNATURE(S) GUARANTEED BY: